Exhibit 99.2
RESTRICTED STOCK AWARD AGREEMENT
Pursuant to the
CONSTELLATION BRANDS, INC.
LONG-TERM STOCK INCENTIVE PLAN

Name of Participant:

Date of Grant:

Number of Shares:

Value of Each Share on Date of Grant:

Initial Vesting Date:

This RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”) confirms the grant by Constellation Brands, Inc. (the “Company”) of shares of restricted stock pursuant to the Company’s Long-Term Stock Incentive Plan, as amended from time to time (the “Plan”).

PLEASE BE SURE TO READ ALL OF THE SPECIFIC TERMS AND CONDITIONS OF THE AGREEMENT.  FOR EXAMPLE, IMPORTANT ADDITIONAL INFORMATION ON VESTING AND FORFEITURE OF THE RESTRICTED STOCK COVERED BY THE AWARD IS CONTAINED IN SECTIONS 2 AND 4 OF THE TERMS AND CONDITIONS.  TO THE EXTENT ANY CAPITALIZED TERMS USED IN THE TERMS AND CONDITIONS ARE NOT DEFINED HEREIN, THEY WILL HAVE THE MEANING ASCRIBED TO THEM IN THE PLAN.

BY MY ELECTRONIC ELECTION TO ACCEPT THE GRANT OF RESTRICTED STOCK, (WHICH SERVES AS MY ELECTRONIC SIGNATURE OF THE AGREEMENT), I AGREE THAT MY PARTICIPATION IN THE PLAN IS GOVERNED BY THE PROVISIONS OF THE PLAN AND THE AGREEMENT (INCLUDING ITS TERMS AND CONDITIONS).

TERMS AND CONDITIONS OF RESTRICTED STOCK AGREEMENT

1.      Grant of Shares.  The Company grants to the Participant named above (the “Participant”), subject to and in accordance with the terms and conditions of the Plan and the Agreement, the number of shares of the Company’s Class A Common Stock, par value $.01 per share (“Class A Stock”), set forth above.  The grant of shares of Class A Stock to the Participant evidenced by the Agreement is an award of Restricted Stock and such shares of Restricted Stock are referred to herein as the “Shares”.  The Shares are granted as of the Date of Grant specified above (the “Date of Grant”).  Capitalized terms that are used in the Agreement but are not defined in the Agreement will have the meanings given to such terms in the Plan.

2.      Vesting of Shares.

(a)         Service.  The Shares shall vest in accordance with the following vesting schedule:  25% of the Shares shall vest on the Initial Vesting Date specified above (the “Initial Vesting Date”); an additional 25% of the Shares shall vest on the first anniversary of the Initial Vesting Date; an additional 25% of the Shares shall vest on the second anniversary of the Initial Vesting Date; and the remaining balance of the Shares shall vest on the third anniversary of the Initial Vesting Date (the “Final Vesting Date”); provided, in each case, that the Participant remains in continuous employment with the Company or its Subsidiaries until such date.

(b)         Death or Disability.  If the Participant ceases to be employed by the Company or its Subsidiaries prior to the Final Vesting Date as a result of the Participant’s death or Disability, any Shares that have not vested prior to the date of the Participant’s death or Disability shall immediately vest.

(c)         Change in Control.  The Shares are subject to the provisions of the Plan pertaining to a Change in Control of the Company.

(d)         Leave of Absence.  Unless otherwise determined by the Committee, an authorized leave of absence pursuant to a written agreement or other leave entitling the Participant to reemployment in a comparable position by law or Rule shall not constitute a termination of employment for purposes of the Plan unless the Participant does not return at or before the end of the authorized leave or within the period for which re-employment is guaranteed by law or Rule.

3.      Committee Discretion.  The Committee, in its absolute discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares at any time.  If so accelerated, such Shares shall be considered as having vested as of the date specified by the Committee.

4.      Forfeiture.  Notwithstanding any default provision in the Plan to the contrary, if the Participant ceases to be employed by the Company or its Subsidiaries for any reason (including, but without limitation, Retirement or an event that results in the entity employing the Participant to cease to be the Company or a Subsidiary) before the occurrence of a vesting event set forth in Section 2 above, any unvested Shares (and any dividends or other distributions related to such Shares) shall be forfeited to the Company.

5.      Release of Shares.  The Shares (and any dividends or other distributions relating to the Shares) shall be held by the Company in a nominee account with the Company’s transfer agent (or such other account as the Company shall determine) for the benefit of the Participant until (a) the Shares become vested in accordance with Section 2 above, and (b) the Participant has satisfied his or her obligation to remit withholding taxes under Section 8 with respect to the Shares that have become vested in accordance with Section 2 above (any Shares with respect to which both of these requirements are satisfied are referred to as “Released Shares”, and the date on which both of these requirements are satisfied with respect to Released Shares is referred to as the “Release Date” with respect to such Released Shares).  Promptly following the Release Date, but subject to the provisions of Section 9 below, the Company will (i) cause the Released Shares to be electronically transferred to an account in the Participant’s name at the provider administering the Plan as it relates to Restricted Stock (the “Administrator”) or to a book-entry account in the Participant’s name with the Company’s transfer agent for the Class A Stock, and (ii) cause any dividends or other distributions relating to the Released Shares to be paid to the Participant or deposited to an account in the Participant’s name with the Administrator.  The Company reserves the right to transfer (or cause its transfer agent to transfer) to its treasury any Shares that are forfeited pursuant to the Agreement or the Plan and to recover and receive any dividends or other distributions relating to such forfeited Shares, in each case free of any claim or right of the Participant.

6.      Transferability.  The Participant shall have no right to sell, assign, transfer, pledge or otherwise encumber the Shares in any manner until the Shares have become Released Shares.  In the event that the Company permits the Participant to arrange for sales of Shares through the Administrator prior to the Release Date of the Shares (for the purpose of satisfying any payment requirement under Section 8 or otherwise), the Participant acknowledges and agrees that the Company may block any such sale and/or cancel any order to sell placed by the Participant, in each case if the Participant is not then permitted under the Company’s insider trading policy to engage in transactions with respect to securities of the Company.  If the Committee determines that the ability of the Participant to sell or transfer Released Shares is restricted, then the Company may place a restrictive legend or stop transfer notation on any certificate that may be issued to represent such Released Shares or on its books with respect to such Released Shares.  If a legend or stop transfer notation is placed on any certificate or the Company’s books with respect to the Participant’s Released Shares, the Participant may only sell such Released Shares in compliance with such legend or notation.

7.      Section 83(b) Election.  The Participant may elect, within 30 days of the Date of Grant and pursuant to Section 83(b) of the Internal Revenue Code, to include in his or her gross income the fair market value of the Shares covered by the Agreement in the taxable year of grant.  The Participant will seek the advice of his or her own tax advisors as to the advisability of making such a Section 83(b) election, the potential consequences of making such an election and the requirements for making such an election.  The Company and its Subsidiaries and agents have not and are not providing any tax advice to the Participant. If the Participant makes this election, he or she shall promptly notify the Company by submitting to the Company a copy of the statement the Participant filed with the Internal Revenue Service to effect such election.

8.      Responsibility for Taxes and Withholding.

(a)         Regardless of any action the Company or any of its Subsidiaries takes with respect to any or all income tax, social security, payroll tax, payment on account or other tax-related items related to the Participant’s participation in the Plan and legally applicable to the Participant (“Tax-Related Items”), the Participant acknowledges that the ultimate liability for all Tax-Related Items is and remains the Participant’s responsibility and may exceed the amount actually withheld by the Company or any of its Subsidiaries.  The Participant further acknowledges that the Company and/or its Subsidiaries (i) make no representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Shares, including, but not limited to, the grant, vesting or any Section 83(b) election, the subsequent sale of Shares and the receipt of any dividends and/or dividend equivalents; and (ii) do not commit to and are under no obligation to structure the terms of any Award to reduce or eliminate Participant’s liability for Tax-Related Items or achieve any particular tax result.  Further, if the Participant becomes subject to tax in more than one jurisdiction between the date of grant and the date of any relevant taxable event, the Participant acknowledges that Company and/or its Subsidiaries may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

(b)         The Participant shall remit to the Company (or any of its Subsidiaries, as directed) the amount needed to satisfy any federal, state or local income taxes, social security taxes, or other employment withholding taxes that may arise or be applicable as the result of a Section 83(b) election, the vesting of the Shares or otherwise.  In the event the Participant fails to remit such cash payment to the Company, the Company may deduct any required withholdings from other cash compensation payable to the Participant or any cash dividends otherwise payable to the Participant pursuant to clause (ii) of Section 5 above or take such other actions it deems appropriate.  Further, the Company may withhold from proceeds of the Shares, otherwise to be delivered to the Participant following vesting in accordance with Section 2, either through a voluntary sale or through a mandatory sale arrangement (on Participant’s behalf pursuant to this authorization); provided that the withholding from proceeds will not exceed the amount necessary to satisfy the applicable statutory minimum withholding obligation.  Without limiting the generality of the foregoing, if the Participant has not made any payment required under this Section 8 within five (5) calendar days after notice by the Company of the amount due, the Company shall have the right to cancel the Award evidenced by the Agreement as it relates to all or any portion of the Shares that have not become Released Shares (whether or not such Shares have become vested in accordance with Section 2 above) by giving written notice of such cancellation to the Participant at any time after the end of such five (5)-calendar-day period but prior to the payment of the amount due.  In the event that the Award evidenced by the Agreement is cancelled with respect to any Shares pursuant to the preceding sentence, such Shares (and any dividends or other distributions related to such Shares) shall be forfeited to the Company.  Notwithstanding anything to the contrary in the Plan, the Participant shall not be entitled to satisfy any withholding obligations that arise as a result of the Agreement by having Shares withheld by the Company or by delivering to the Company any shares of capital stock of the Company.

9.      General Restrictions on Transfer or Delivery of Shares.  The Company shall not be required to transfer or deliver any Released Shares or dividends or distributions relating to such Released Shares until it has been furnished with such opinions, representations or other documents as it may deem necessary or desirable, in its discretion, to insure compliance with any law or Rules of the Securities and Exchange Commission or any other governmental authority having jurisdiction under the Plan or over the Company, the Participant, or the Shares or any interests therein.  The Award of Restricted Stock evidenced by the Agreement is also subject to the condition that, if at any time the Committee administering the Plan shall determine, in its discretion, that the listing, registration or qualification of the Shares (or any capital stock distributed with respect thereto) upon the New York Stock Exchange (or any other securities exchange or trading market) or under any state or Federal law or other applicable Rule, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of the Award of Restricted Stock evidenced by the Agreement or the issuance, transfer or delivery of the Shares (or the payment of any dividends or other distributions related to the Shares), the Company shall not be required to transfer or deliver any Released Shares or dividends or distributions relating to such Released Shares unless such listing, registration, qualification, consent or approval shall have been effected or obtained to the complete satisfaction of the Committee and free of any conditions not acceptable to the Committee.

10.    Rights as Shareholder.  Except for the dividend and distribution restrictions described below, and the transfer and other restrictions set forth elsewhere in the Agreement and in the Plan, the Participant, as the beneficial owner of the Shares, shall possess all the rights of a holder of the Company’s Class A Stock, including voting, dividend and other distribution rights; provided, however, that prior to the Shares becoming Released Shares, the Shares, as well as any dividends or other distributions with respect to the Shares, shall be held in the manner described in Section 5 above.  Any dividends or other distributions with respect to the Shares in the form of capital stock shall be treated as Restricted Stock in the same manner as the Shares.  If any Shares are forfeited to the Company, then any dividends or other distributions with respect to such forfeited Shares shall also be forfeited to the Company.

11.    Acknowledgments.  The Participant acknowledges and agrees to the following:

  (a)  Nothing in the Agreement or the Plan shall confer upon the Participant any right to continue to be employed by the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or the Subsidiary, which are hereby expressly reserved, to terminate the employment of the Participant under applicable law.

  (b)  The transfer of the employment of the Participant between the Company and any one of its Subsidiaries (or between Subsidiaries) shall not be deemed a termination of service.

  (c)  Nothing herein contained shall affect the Participant’s right to participate in and receive benefits under and in accordance with the then current provisions of any pension, insurance or other Participant welfare plan or program of the Company or any Subsidiary.

  (d)  The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Participant’s participation in the Plan, or the Participant’s acquisition or sale of the Shares.  The Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

  (e)  The Company reserves the right to impose other requirements on participation in the Plan, and on any Shares under the Plan, to the extent the Company determines it is necessary or advisable in order to comply with local law or other applicable Rule or facilitate the administration of the Plan, and to require the Participants to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

12.    Changes in Stock.  In the event that as a result of a stock dividend, stock split, reclassification, recapitalization, combination of Class A Common Shares or the adjustment in capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company’s Class A Common Stock, par value $.01, shall be increased, reduced or otherwise changed, the Shares shall be adjusted automatically consistent with such change to prevent substantial dilution or enlargement of the rights granted to, or available for, the Participant hereunder.

13.    Address for Notices.  All notices to the Company shall be in writing and sent to the Company’s General Counsel at the Company’s corporate headquarters.  Notices to the Participant shall be addressed to the Participant at the address as from time to time reflected in the Company’s employment records as the Participant’s address.

14.    Binding Agreement.  Subject to the limitation on the transferability of the Award contained herein, the Agreement shall be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

15.    Plan Governs.  The Agreement is subject to all terms and provisions of the Plan.  In the event of a conflict between one or more provisions of the Agreement and one or more provisions of the Plan, the provisions of the Plan shall govern.

16.    Governing Law.  The Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, United States of America, regardless of the law that might be applied under principles of conflict of laws.

17.    Captions.  Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of the Agreement.

18.    Severability.  In the event that any provision in the Agreement, shall be held invalid or unenforceable, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of the Agreement.

19.    Modifications to the Agreement.  The Agreement constitutes the entire understanding of the parties on the subjects covered.  The Participant expressly warrants that he or she is not executing the Agreement in reliance on any promises, representations, or inducements other than those contained herein.  Modifications to the Agreement can be made only in an express written contract executed by a duly authorized officer of the Company.

20.    Amendment, Suspension or Termination of the Plan.  By accepting this award, the Participant expressly warrants that he or she has received a right to an equity based award under the Plan, and has received, read, and understood a description of the Plan.  The Participant understands that the Plan is discretionary in nature and may be modified, suspended, or terminated by the Company at any time.

21.    Electronic Delivery and Execution.  The Participant hereby consents and agrees to electronic delivery of any documents that the Company may elect to deliver (including, but not limited to, plan documents, prospectus and prospectus supplements, grant or award notifications and agreements, account statements, annual and quarterly reports, and all other forms of communications) in connection with this and any other Award made or offered under the Plan. The Participant understands that, unless revoked by the Participant by giving written notice to the Company pursuant to the Plan, this consent will be effective for the duration of the Agreement. The Participant also understands that he or she will have the right at any time to request that the Company deliver written copies of any and all materials referred to above. The Participant hereby consents to any and all procedures the Company has established or may establish for an electronic signature system for delivery and acceptance of any such documents that the Company may elect to deliver, and agree that his or her electronic signature is the same as, and will have the same force and effect as, his or her manual signature. The Participant consents and agrees that any such procedures and delivery may be affected by a third party engaged by the Company to provide administrative services related to the Plan.